Exhibit 99.2

2021 Third Quarter Results Earnings Release Presentation October 18, 2021

Third Quarter 2021 | PACW | p. 2 » Strong earnings – net earnings of $140.0 million; net interest income up $9.5 million or 3.6% compared to 2Q21; PPNR of $167.8 million, up 8.3% or $12.8 million compared to 2Q21 » Deposit growth continues – core deposits up 4.1% compared to 2Q21 or $1.1 billion » Strong loan growth – loans up $1.0 billion or 5.2% compared to 2Q21 » Civic continues to build – originated $481 million in 3Q up from $423 million in 2Q; total loan balance now $1.0 billion » HOA Acquisition – closed on October 8 th ; adding approximately $4.1 billion in low - cost, stable deposits » Operating expenses – up given production/performance; will increase in 4Q with addition of HOA business » Credit/Asset Quality – continued improvement; YTD net recoveries of $2.1 million; ACL ratio of 1.38% ex - PPP » Liquidity deployment – deployed approximately $3.0 billion in excess cash into the bond portfolio and loans; after HOA acquisition still have over $7.0 billion in excess liquidity » Capital Management – total risk - based capital at 14.36%; Tier 1 capital at 10.65% Key Third Quarter Takeaways

Third Quarter 2021 | PACW | p. 3 Third Quarter Highlights • CET1 ratio of 10.15% • Total capital ratio of 14.36% • ACL ratio of 1.36%; 1.38% excluding PPP loans • Classified loans to total loans of 0.69% • Net charge - offs of $0.4 million • Net charge - offs to average loans and leases of 1bp • Classified loans of $141.6mm, a decline of 52% from 2Q20 high • Special mention loans of $496.4mm, a decline of 45% from 1Q20 high • 92% of deposits are core deposits; 42% are noninterest - bearing • Loan to deposit ratio of 67% Strong Balance Sheet Profitability • Net earnings of $140.0mm, or $1.17 per diluted share • Pre - provision, pre - tax net revenues (“PPNR”) of $167.8mm (1) • ROAA of 1.55% • ROATE of 21.03% (1) • Net interest income increased $9.5mm or 14.2% annualized • Net interest margin of 3.33%; negative impact from excess liquidity of approximately 57bps • Loan and lease yield of 5.01% • Cost of deposits of 8 bps • Efficiency ratio of 47.2% • Provision for credit losses benefit of $20mm Growth • Loan production of $2.4bn at weighted average rate of 4.24% • Loan Growth of $1.3 billion or 7.1% compared to 2Q21 (excluding $337 million reduction in PPP loans) • Total assets increased $1.0bn or 3% compared to 2Q21 • Core deposits increased $1.1bn or 4.1% compared to 2Q21 • Total deposits increased $0.9bn or 3.1% compared to 2Q21 • Closed the purchase of the Homeowners Association Business from MUFG Union Bank, N.A. on October 8 th with approximately $4.1bn of low cost deposits (1) See “Non - GAAP Measurements” slides starting on page 27.

Third Quarter 2021 | PACW | p. 4 $19.0bn $19.1bn $19.0bn $19.5bn $20.5bn 1.94% 1.93% 1.63% 1.19% 1.01% 3Q20 4Q20 1Q21 2Q21 3Q21 Loans & Leases HFI, Net (4) $24.0bn $24.9bn $28.2bn $29.6bn $30.6bn 0.17% 0.14% 0.11% 0.10% 0.08% 3Q20 4Q20 1Q21 2Q21 3Q21 Core and Total Deposits (1)(2) $4.5bn $5.2bn $5.9bn $7.2bn $9.3bn 2.52% 2.50% 2.44% 2.23% 2.12% 3Q20 4Q20 1Q21 2Q21 3Q21 Total Investments and Yield (3) Balance Sheet Highlights $442.5mm $433.8mm $383.0mm $300.2mm $279.8mm 2.49% 2.41% 2.14% 1.59% 1.38% 3Q20 4Q20 1Q21 2Q21 3Q21 Allowance for Credit Losses (5) (1) ■ Core Deposits ■ Non - core Deposits (2) Line is quarterly cost of average total deposits (3) Line is quarterly yield on average investment securities (4) Line is ALLL as % of loans and leases, excluding PPP loans (5) Line is ACL as % of loans and leases, excluding PPP loans

Profitability Highlights


Net Earnings & EPS
$45.5mm
$116.8mm
$150.4mm
$180.5mm
$140.0mm
$0.38
$0.99
$1.27
$1.52
$1.17
3Q20
4Q20
1Q21
2Q21
3Q21


PPNR & PPNR ROAA(1)
$156.2mm
$163.4mm
$156.0mm
$154.9mm
$167.8mm
2.22%
2.22%
2.01%
1.81%
1.86%
3Q20
4Q20
1Q21
2Q21
3Q21


Operating Expenses & Efficiency Ratio
$133.4mm
$135.7mm
$150.1mm
$151.8mm
$159.4mm
45.1%
43.6%
46.4%
47.9%
47.2%
3Q20
4Q20
1Q21
2Q21
3Q21


ROAA
0.65%
1.58%
1.94%
2.11%
1.55%
3Q20
4Q20
1Q21
2Q21
3Q21
ROATE(1)
8.20%
19.63%
25.67%
29.25%
21.03%
3Q20
4Q20
1Q21
2Q21
3Q21

(1) See "Non-GAAP Measurements" slides starting on page 27.

PacWest Bancorp

Third Quarter 2021 | PACW | p. 5

Third Quarter 2021 | PACW | p. 6 0.17% 0.14% 0.11% 0.10% 0.08% 0.29% 0.23% 0.16% 0.13% 3Q20 4Q20 1Q21 2Q21 3Q21 Cost of Total Deposits PACW Avg. Total Deposits Cost KRX Median Deposits Cost 5.00% 5.15% 5.20% 5.18% 5.01% 4.04% 4.14% 4.03% 4.02% 3Q20 4Q20 1Q21 2Q21 3Q21 Loan Yield (TE) PACW TE Avg. KRX Median 3.90% 3.83% 3.69% 3.40% 3.33% 3.08% 3.14% 3.09% 3.06% 3Q20 4Q20 1Q21 2Q21 3Q21 Net Interest Margin (TE) PACW Reported TE NIM KRX Median NIM $251.3mm $259.2mm $261.3mm $266.3mm $275.8mm 3Q20 4Q20 1Q21 2Q21 3Q21 Net Interest Income Industry Leading Tax Equivalent Net Interest Margin Source: S&P Global Market Intelligence. Peer data is through 2Q21. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Third Quarter 2021 | PACW | p. 7 8.00% 6.00% 4.50% 10.50% 8.50% 7.00% 14.36% 10.65% 10.15% Total Capital Tier 1 capital CET1 Capital Minimum Capital Conservation Buffer PACW Strong Capital Position Robust Capital Levels Highlights ▪ Raised $400 million of 3.25% sub - debt at the Bank level in April 2021 increasing total capital ▪ 3Q21 dividend of $0.25 per share, consistent with previous five quarters ▪ Approximately $131 million of trust preferred securities were reclassified from Tier 2 capital to Tier 1 capital in 3Q21 due to reassessment of Basel III implementation rule that permitted grandfathering of certain trust preferred securities as Tier 1 capital ▪ Capital ratio decreases in 1Q21 due primarily to the cash purchase of Civic and decreases in 3Q21 due to $3 billion of excess cash deployed into higher risk - weighted assets ▪ Capital levels remain sufficient in a severely adverse economic scenario $821mm $560mm $1,005mm Capital in Excess of Conservation Buffer $20.09 $21.06 $20.39 $21.95 $22.57 10.46% 10.53% 10.39% 10.41% 10.15% 13.74% 13.76% 13.60% 14.99% 14.36% 3Q20 4Q20 1Q21 2Q21 3Q21 Tangible BV and Capital Ratios Tangible BV per Share CET1 Capital Total Capital

Third Quarter 2021 | PACW | p. 8 » Emphasis on sustainable EPS growth » Current Key Initiatives • Maturation of Civic • Acquisition of HOA business • Liquidity deployment at measured pace • Digital innovation » Looking Ahead • Organic growth • M&A activity/criteria – adds products, talent and/or markets; striving for better not just bigger • Capital management – have optionality to take advantage of opportunities as they arise Strategic Lens

Digital Innovation

Leverage FinTech Partnerships to Deliver Digital Solutions Across the Client Journey

Stronger Client Relationships

Increased Cross-Selling Opportunities

Seamless and Contextual Client Experience

Accelerated Innovation

CLIENT-CENTRIC DIGITAL EXPERIENCE

Simplified Digital Account Opening

- Reimagined Experience Leveraging Data-driven Insights
- Electronic Signatures and Records
- Digital Forms

Modernized and Intuitive Digital Experience Across the Client Journey

- Online and Mobile Banking
- Merchant Services
- Virtual Cards
- Foreign Exchange

Streamlined API Connectivity provides Flexibility and Choice

- Accounting and ERP Platform Connectivity
- HOA Platform Connectivity Delivers Segment Depth
- Enhanced Payment Capability via Connectivity Solutions

PacWest Bancorp

ONBOARD | CONNECT | TRANSACT

Third Quarter 2021 | PACW | p. 9

Third Quarter 2021 | PACW | p. 10 Commercial mortgage 18% Income producing and other residential 29% Commercial construction 5% Residential construction 13% Asset - based 18% Venture capital 8% Other commercial 7% Consumer 2% As of September 30, 2021 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 3,695$ 18% 4,192$ 22% Income producing and other residential 5,886 29% 3,685 19% Total Real Estate Mortgage 9,581 47% 7,877 41% RE Construction & Land: Commercial 992 5% 1,242 7% Residential 2,660 13% 2,182 11% Total RE Construction & Land 3,652 18% 3,424 18% Total Real Estate 13,233 65% 11,301 59% Commercial: Asset-based 3,662 18% 3,153 17% Venture capital 1,633 8% 1,637 9% Other commercial 1,577 7% 2,573 13% Total Commercial 6,872 33% 7,363 39% Consumer 406 2% 362 2% Total Loans HFI (1) 20,511$ 100% 19,026$ 100% Unfunded commitments 8,481$ 7,179$ 9/30/2021 9/30/2020 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Third Quarter 2021 | PACW | p. 11 ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance 2,374$ 65% 1,819$ 58% Equipment Finance 575 16% 692 22% Premium Finance 522 14% 422 13% Other 191 5% 220 7% Total Asset-Based 3,662$ 100% 3,153$ 100% 9/30/2021 9/30/2020 ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 4,562$ 34% 3,593$ 32% Construction & Land (1) 3,652 28% 3,424 30% Other Commercial (2) 2,438 18% 2,741 24% Other Residential 1,325 10% 92 1% SBA 628 5% 600 5% Hotel 506 4% 648 6% Healthcare 122 1% 203 2% Total Real Estate 13,233$ 100% 11,301$ 100% 9/30/2021 9/30/2020 Other Commercial, $2,438mm, 18% SBA , $628mm , 5% Hotel , $506mm , 4% Income Producing Residential, $4,562mm, 34% Healthcare , $122mm , 1% Other Residential , $1,325mm , 10% Construction & Land , $3,652mm , 28% Real Estate ($13.2B) Lender Finance $2,374mm , 65% Equipment Finance $575mm , 16% Premium Finance $522mm , 14% Other $191mm , 5% Asset - Based ($3.7B) Diversified Loan and Lease Portfolio (1) Of which land represents $145 million and $154 million at 9/30/21 and 9/30/20. (2) Comprised of 43% office, 19% industrial, 17% retail and 21% other at 9/30/21.

Third Quarter 2021 | PACW | p. 12 ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,114$ 68% 746$ 46% Venture Capital 519 32% 891 54% Total Venture Capital 1,633$ 100% 1,637$ 100% 9/30/2021 9/30/2020 ($ in millions) $ Mix $ Mix Other Commercial: Secured Business Loans 472$ 30% 412$ 16% Paycheck Protection Program 272 17% 1,212 47% Unsecured Business Loans 261 17% 228 9% Municipal 254 16% 129 5% Security Monitoring 160 10% 411 16% Other 158 10% 181 7% Total Other Commercial 1,577$ 100% 2,573$ 100% 9/30/2021 9/30/2020 Paycheck Protection Program , $272mm , 17% Secured Business Loans , $472mm , 30% Security Monitoring , $160mm , 10% Unsecured Business Loans , $261mm , 17% Municipal , $254mm , 16% Other , $158mm , 10% Other Commercial ($1.6B) Equity Fund Loans , $1,114mm , 68% Venture Capital , $519mm , 32% Venture Capital ($1.6B) Diversified Loan and Lease Portfolio

Third Quarter 2021 | PACW | p. 13 $520 $1,131 $1,232 $1,662 $2,406 $1,008 $1,354 $1,023 $1,664 $1,349 $0 $0 $381 $0 $0 $983 $1,330 $1,635 $1,969 $1,733 $1,161 $957 $1,067 $802 $1,014 $1,528 $2,485 $2,636 $3,326 $3,755 $2,144 $2,287 $2,702 $2,771 $2,747 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 3Q20 4Q20 1Q21 2Q21 3Q21 Avg. Rate on Production Millions Production Disbursements PPP Loans Payoffs Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 3Q21 3,755$ 2,747$ 1,008$ 4.24% 3Q21 19,506$ 20,511$ 1,005$ 2Q21 3,326 2,771 555 4.55% 2Q21 18,979 19,506 527 1Q21 2,636 2,702 (66) 4.36% 1Q21 19,083 18,979 (104) 4Q20 2,485 2,287 198 4.41% 4Q20 19,026 19,083 57 3Q20 1,528 2,144 (616) 4.95% 3Q20 19,695 19,026 (669) Loan and Lease Production of $2.4 Billion in 3Q21 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 41 basis points to loan yields in 2021 and 25 basis points in 2020. (2) Net of deferred fees and costs (3) “Quarterly Change” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs and loan sales.

Third Quarter 2021 | PACW | p. 14 Multi - Family Apts, 60% Condominiums , 2% Hotel , 9% Office, 5% Industrial , 2% Retail , 1% Mixed - Use, 4% Land & Other, 6% SFR , 11% Commitments by Property Type Construction & Land Loans Nevada , 3% Other, 11% Florida, 7% Wash DC, 3% New York, 13% Colorado 7% Washington, 3% California , 47% Virginia, 3% Arizona, 3% Commitments by State Commitment Amount Count 9/30/21 Commitment 9/30/21 Outstanding 9/30/21 % of Tota l Civic 1,519 804mm 759mm 21% $0 ~ $10mm 101 $ 395mm $ 250mm 7% $10mm ~ $25mm 56 889mm 528mm 14% $25mm ~ $50mm 43 1,622mm 822mm 23% $50mm ~ $100mm 33 2,205mm 797mm 22% $100mm ~ $150mm 11 1,330mm 496mm 13% Total 1,763 $ 7,245mm $ 3,652mm LTC < 40%, 4% LTC 40% - 50%, 8% LTC 50% - 60%, 47% LTC 60% - 70%, 27% LTC > 70%, 14% (2) Commitments By Loan - To - Cost Range (1) Risk Rating Count 9/30/21 Tota l Pass/Watch 1,724 $ 3,557mm Special Mention 14 75mm Classified 25 20mm Total 1,763 $ 3,652mm (1) Excludes land and Civic commitments. (2) 62% of loans with LTC > 70% are for low income housing projects.

Third Quarter 2021 | PACW | p. 15 California, 45% Colorado , 10% Florida , 7% Virginia , 4% Arizona , 4% New York , 10% Wash. DC , 3% Others , 17% $4.4bn (1) MF Construction Commitments Multi - Family Loans Principal Balance Amount Count 9/30/21 Tota l 9/30/21 % of Tota l $0 ~ $5mm 2,952 2,223mm 48% $5mm ~ $10mm 151 999mm 22% $10mm ~ $30mm 51 756mm 17% $30mm ~ $157mm 6 584mm 13% Total 3,160 $ 4,562mm California, 67% Washington , 6% Florida , 6% Oregon , 3% Virginia , 3% Colorado , 2% Others , 13% $4.6bn (2) Income Producing Residential Portfolio By State Income Producing Residential (1) MF construction commitments have an average loan - to - cost ratio of 62% as of September 30, 2021. (2) $1.8bn, or approximately 41%, of MF portfolio is 50% risk - weighted. (3) Included in MF construction commitments are $948mm of commitments to build low income housing MF projects with a weighted average LTC of 70%. LTC > 70% , 16% LTC 20% - 50% , 4% LTC 50% - 60% , 50% LTC 60% - 70% , 30% MF Construction Commitments By Loan - To - Cost Range (3) Risk Rating Count 9/30/21 Tota l Pass/Watch 3,119 $ 4,477mm Special Mention 13 74mm Classified 28 11mm Total 3,160 $ 4,562mm

Third Quarter 2021 | PACW | p. 16 Security Monitoring Loans ▪ Discontinued new originations in October 2019 due to new technology disrupting the security alarm business. ▪ 74% of loans are to residential security providers and 26% are to commercial security providers. ▪ Portfolio declined by $169mm (7 loans) or 51% in first nine months of 2021. ▪ No charge - offs in first nine months of 2021. ▪ $86mm or 53% of the portfolio are SNCs. ▪ 4.07% WAC; 100% variable rate; WAM 13 months. ▪ $36mm of unfunded commitments; subject to an availability formula based upon eligible recurring monthly revenue (net available credit is $26mm). Risk Rating Count 9/30/21 Tota l Pass/Watch 11 $ 138mm Special Mention - - Classified 3 22mm Total 14 $ 160mm Principal Balance Amount Count 9/30/21 Tota l < $5mm 7 $ 14mm $5mm ~ $10mm 2 17mm $10mm ~ $20mm 2 23mm $20mm ~ $30mm 1 23mm $30mm ~ $40mm 1 32mm $40mm ~ $55mm 1 51mm Total 14 $ 160mm $24mm $71mm $54mm $ 11mm 2021 2022 2023 2024 Contractual Maturity Table $619 $539 $499 $411 $329 $206 $207 $160 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Security Monitoring Loans 74% decrease

COVID-Sensitive Portfolios

- Despite sensitivity to the COVID pandemic, these portfolios have performed better than expected; continue to monitor closely.
- Total net charge-offs on these portfolios since 1Q20 have amounted to $1.2 million.

Amounts in 000s Portfolio		Classified		Special Mention		Pass		Total	% of Total Loans and Leases
Hotel [(1)]	$	16,141	$	199,346	$	841,934	$	1,057,421	5.2%
Retail Commercial RE		224		1,433		422,757		424,414	2.1%
Commercial Aviation		-		65,370		84,661		150,031	0.7%
Restaurant		4,885		26,325		118,101		149,311	0.7%
Total	**$**	**21,250**	**$**	**292,474**	**$**	**1,467,453**	**$**	**1,781,177**	**8.7%**
		1.2%		**16.4%**		**82.4%**			

(1) Includes Hotel CRE of $506 million, Hotel Construction of $522 million and Hotel SBA of $29 million.

Office Portfolio

- Monitoring this portfolio closely given the potential future implications of changes in the demand for office space due to remote/hybrid working arrangements; no impacts to date.
- Total office portfolio at September 30, 2021 is $1.2 billion (CRE, Construction, SBA) or 6.1% of total loans and leases. 65% of office portfolio is located in California.
- 99.9% of the portfolio is pass rated; $0.7 million of classified loans and $1.0 million of special mention loans at September 30, 2021.
- Weighted average loan-to-cost for office construction loans is 54.7%.

PacWest Bancorp

Third Quarter 2021 | PACW | p. 17

Third Quarter 2021 | PACW | p. 18 ($ in millions) Variable Loans by Rate IndexS Amount % of Total Variable 1 - month LIBOR $5,384 3 - month LIBOR 153 6 - month LIBOR 239 12 - month LIBOR 3 Total LIBOR - based Loans $5,779 54% Prime Rate 3,609 34% Other Index 993 9% SOFR 374 3% Total Variable Loans $10,755 100% Interest Rate Components of the Loan and Lease Portfolio Fixed - Rate , 34% Variable - Rate, 52% Hybrid , 14%, Loan Portfolio by Repricing Type 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% - 2.00 4.00 6.00 8.00 10.00 Floor is "In the Money" Now Increase 50 bps Increase 100 bps Increase 150 bps Increase 200 bps Increase 250 bps Increase 300 bps % of Variable Rate Loans Cumulative Balance ($ bn’s ) Billions Amount of Rate Increase Floor Analysis - Variable Rate Loans as of September 30, 2021 Loan Book % of Total Variable $776mm $868mm $1,668mm $6,521mm 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing

Third Quarter 2021 | PACW | p. 19 $36.1mm $18.8mm $2.7mm ($5.2mm) $0.4mm 0.36% 0.45% 0.37% 0.27% 0.09% 0.75% 0.40% 0.06% - 0.11% 0.01% 3Q20 4Q20 1Q21 2Q21 3Q21 Net Charge - offs/(Recoveries) (4) Key Credit Quality Trends $85.6mm $91.2mm $67.7mm $56.8mm $64.5mm 0.45% 0.48% 0.36% 0.29% 0.31% 3Q20 4Q20 1Q21 2Q21 3Q21 Nonaccrual Loans and Leases (1) (1) Line is as a percentage of total loans and leases (2) Line is as a percentage of total loans and leases (3) Line is as a percentage of total loans and leases (4) ■ Net charge - offs/(recoveries) for quarter ■ Trailing 12 months net C/O % ■ Net C/O as a % of average loans land leases (annualized) $99.4mm $105.2mm $82.0mm $70.0mm $77.9mm 0.52% 0.55% 0.43% 0.36% 0.38% 3Q20 4Q20 1Q21 2Q21 3Q21 Nonperforming Assets (2) $274.6mm $265.3mm $163.1mm $147.3mm $141.6mm 1.44% 1.39% 0.86% 0.75% 0.69% 3Q20 4Q20 1Q21 2Q21 3Q21 Classified Loans and Leases (3)

Third Quarter 2021 | PACW | p. 20 $182 $434 $280 $166 $84 $84 $(87) $5 $(130) $(3) $12 $2 $(35) 1/1/2020 Economic Forecast Individually Evaluated Loan Downgrades Net Charge- offs Other, net 12/31/2020 Economic Forecast Individually Evaluated Loan Downgrades Net Recoveries Other, net 9/30/2021 Changes in the Allowance for Credit Losses (ACL) (in millions) Current Expected Credit Losses (CECL) ▪ Provision benefit driven by improved economic forecast and improving credit quality metrics. ▪ Used the Moody’s Consensus Scenario Forecast dated September 2021 for 3Q21. ▪ No significant changes to CECL model or process. ▪ Decline in ACL ratio trending with continuing improvement in credit quality metrics. ▪ Trending back to pre - pandemic levels ▪ ACL and ALLL ratios were 0.97% and 0.70% at adoption of CECL on 1/1/20. Twelve Months of 2020 First Nine Months of 2021 (1) Line is ACL as a % of loans and leases, excluding PPP loans (2) Other, net includes loan upgrades, loan balance changes and qualitative adjustments. (2) (2) $112.0mm $120.0mm $97.0mm $10.0mm - $48.0mm - $88.0mm - $20.0mm 1.63% 2.06% 2.49% 2.41% 2.14% 1.59% 1.38% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Provision for Credit Losses (1)

Deposit Detail

($ in millions)	At or For the Quarter Ended September 30, 2021			At or For the Quarter Ended September 30, 2020		
Deposit Category	Average $	Quarter-End $	Mix	Average $	Quarter-End $	Mix
Noninterest-bearing demand	$ 12,198	$ 12,882	42%	$ 8,812	$ 9,347	39%
Interest checking	7,313	7,169	24%	4,799	4,658	20%
Money market	7,681	7,463	24%	6,108	6,539	27%
Savings	620	627	2%	565	574	2%
Total core deposits	27,812	28,141	92%	20,284	21,118	88%
Non-core non-maturity deposits	1,042	960	3%	1,169	1,124	5%
Total non-maturity deposits	28,854	29,101	95%	21,453	22,242	93%
Time deposits $250,000 and under	898	883	3%	1,208	1,048	4%
Time deposits over $250,000	577	576	2%	668	676	3%
Total time deposits	1,475	1,459	5%	1,876	1,724	7%
Total deposits [(1)]	$ 30,329	$ 30,560	100%	$ 23,329	$ 23,966	100%

Core: 92%


September 30, 2021
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand


September 30, 2020
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand

Core: 88%

(1) Does not include $1.4 billion and $1.2 billion of client investment funds held at September 30, 2021 and September 30, 2020, respectively.

PacWest Bancorp

Third Quarter 2021 | PACW | p. 21

Third Quarter 2021 | PACW | p. 22 $4.5bn $5.2bn $5.9bn $7.2bn $9.3bn 3.8 4.5 4.8 5.1 4.8 2.52% 2.50% 2.44% 2.23% 2.12% 6.6 6.7 6.9 7.0 6.2 3Q20 4Q20 1Q21 2Q21 3Q21 TE Yield, Avg. Life & Effective Duration Investments Effective Duration (Yrs) TE Yield Average Life (Yrs) Diversified Investment Portfolio (1) Fair value at 9/30/21 (2) Yield is for 3Q21 Asset - backed Securities , $133mm , 1% Agency Residential MBS , $2,181mm , 24% Agency Residential CMOs , $1,089mm , 12% Agency Commercial MBS , $1,314mm , 14% Private Residential CMOs , $304mm , 3% Corporate Securities , $517mm , 6% Municipal Securities , $1,990mm , 21% Collateralized Loan Obligations , $358mm , 4% Other, $32mm , 2% Private Commercial MBS , $388mm , 4% U.S. Treasuries , $971mm , 11% $9.3 Billion Total Investment Portfolio (1) 2.12% overall portfolio tax equivalent yield (2) Third Quarter Activity ▪ Purchased $2.4 billion in 3Q21 - highlights ▪ Average tax - equivalent yield of 1.80% ▪ Weighted average life of 6.4 years ▪ Effective duration of 5.7 years

Third Quarter 2021 | PACW | p. 23 $12.5bn $15.9bn $16.3bn $16.2bn $22.3bn $28.1bn $15.9bn $18.9bn $18.9bn $19.2bn $24.9bn $30.6bn 2016 2017 2018 2019 2020 3Q21 Core and Total Deposits (2) Historical Financial Trends $21.9bn $25.0bn $25.7bn $26.8bn $29.5bn $35.9bn 2016 2017 2018 2019 2020 3Q21 Total Assets 12.31% 10.91% 10.01% 9.78% 10.53% 10.41% 15.56% 13.75% 12.72% 12.41% 13.76% 14.99% 2016 2017 2018 2019 2020 2Q21 Tier 1 & Total Risk Based Capital Ratios (1) $365.0mm $358.0mm $465.0mm $469.0mm $232.0mm $471.0mm 2016 2017 2018 2019 2020 YTD21 Net Earnings (3) (1) ■ Tier 1 capital ratio (2) ■ Core deposits (3) 2020 amount excludes goodwill impairment of $1.47 billion in 1Q20

Third Quarter 2021 | PACW | p. 24 Product Offerings Community Banking Products National Lending Products Venture Banking Products • Attractive branch network with 69 full service branches in California and one in Denver, Colorado • Offers a full suite of deposit products and services, including on - line banking • Business lending products: includes secured business, asset - based and tax - exempt loans • Real estate lending products: includes multifamily, commercial real estate and construction loans • Limited consumer loan offerings • Borrower relationships generally include a deposit relationship • Specialized suite of products for HOA industry • Diversified by loan and lease type, geography and industry o Asset - Based Lending (ABL) ▪ Lender Finance, Equipment Financing and Premium Finance o Commercial Real Estate ▪ Multifamily, Hotel, Office, Retail, Industrial, SBA and Construction • Focus on small to middle - market businesses • Expertise in niche segments (aviation lending and corporate finance) limits new competitors • Borrower relationships may include deposit accounts and treasury services • Four product offerings: Technology, Life Sciences, Fund Finance, Structured Finance • Offices located in key innovative hubs across the United States • Offers a comprehensive suite of financial services for venture - backed companies and their venture capital and private equity investors • Provides comprehensive treasury management solutions, including credit cards, international - related products and asset management services to clients • Borrower relationships almost always include a deposit relationship • Branch office in Durham, North Carolina Civic Products • Four product offerings: Construction – Renovation, Construction – Bridge, SFR For - Rent, Multi - family • Lends to investors who want to renovate and “flip” property or rent property • Offices located across the United States • Headquartered in Redondo Beach, CA • Subsidiary of Pacific Western Bank

Third Quarter 2021 | PACW | p. 25 Durham, NC Los Angeles, CA Nationwide Lender Combined with California Branch Network Chevy Chase, MD Chicago, IL Denver, CO New York, NY Boston, MA Minneapolis, MN Austin, TX Campbell, CA Menlo Park, CA San Francisco, CA National Lending office Venture Banking office Community Banking branch Primary offices in 14 states San Diego, CA

Balancing Quality Growth with Our Credit De-Risking Strategy



Growth Initiatives
De-Risking Initiatives
CapitalSource Acquisition
New National Construction Lending Team
Square 1 Acquisition
New Multi-Family Lending Team
New Tax-Exempt Lending Team
CUB Acquisition
Colorado Market Expansion
Civic Acquisition 2/01/21
HOA Business Acquisition (10/08/21)
2014
2015
2016
2017
2018
2019
2020
2021
Sold Celtic Capital
Strengthened construction lending criteria - lower loan-to-cost ratio
Sold PWEF Leasing
Began to reduce exposure to Healthcare Real Estate
Began to emphasize Equity Fund Loans in Venture Banking
Sold $1.5bn of Cash Flow Loans
Discontinued originating Security Monitoring and NL Healthcare RE loans
Pandemic – intensely managed loan portfolio

PacWest Bancorp

Third Quarter 2021 | PACW | p. 26

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 3,918,434	$ 3,846,681	$ 3,654,137	$ 3,594,951	$ 3,486,231
Less: Intangible assets	1,219,651	1,222,541	1,225,404	1,102,311	1,105,483
Tangible common equity	$ 2,698,783	$ 2,624,140	$ 2,428,733	$ 2,492,640	$ 2,380,748
Total assets	$ 35,885,676	$ 34,867,987	$ 32,856,533	$ 29,498,442	$ 28,426,716
Less: Intangible assets	1,219,651	1,222,541	1,225,404	1,102,311	1,105,483
Tangible assets	$ 34,666,025	$ 33,645,446	$ 31,631,129	$ 28,396,131	$ 27,321,233
Equity to assets ratio	10.92%	11.03%	11.12%	12.19%	12.26%
Tangible common equity ratio (1)	7.79%	7.80%	7.68%	8.78%	8.71%
Book value per share	$ 32.77	$ 32.17	$ 30.68	$ 30.36	$ 29.42
Tangible book value per share (2)	$ 22.57	$ 21.95	$ 20.39	$ 21.05	$ 20.09
Shares outstanding	119,579,566	119,555,102	119,105,642	118,414,853	118,489,927
Return on Average Tangible Equity					
Net earnings	$ 139,996	$ 180,512	$ 150,406	$ 116,830	$ 45,503
Add: intangible amortization	2,890	2,889	3,079	3,172	3,751
Adjusted net earnings	$ 142,886	$ 183,401	$ 153,485	$ 120,002	$ 49,254
Average stockholders' equity	$ 3,916,621	$ 3,739,042	$ 3,617,248	$ 3,536,425	$ 3,497,869
Less: Average intangible assets	1,221,253	1,224,208	1,192,780	1,103,945	1,107,548
Average tangible common equity	$ 2,695,368	$ 2,514,834	$ 2,424,468	$ 2,432,480	$ 2,390,321
Return on average equity	14.18%	19.36%	16.86%	13.14%	5.18%
Return on average tangible equity (3)	21.03%	29.25%	25.67%	19.63%	8.20%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized adjusted net earnings divided by average tangible common equity

PacWest Bancorp

Third Quarter 2021 | PACW | p. 27

Third Quarter 2021 | PACW | p. 28 ($ in thousands) September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 PPNR and PPNR Return on Average Assets Net earnings 139,996$ 180,512$ 150,406$ 116,830$ 45,503$ Add: Provision for credit losses (20,000) (88,000) (48,000) 10,000 97,000 Add: Income tax expense 47,770 62,417 53,556 36,546 13,671 Pre-provision, pre-goodwill impairment, pre-tax revenue ("PPNR") 167,766$ 154,929$ 155,962$ 163,376$ 156,174$ Average assets 35,871,664$ 34,326,112$ 31,415,882$ 29,334,789$ 27,935,193$ Return on average assets (1) 1.55% 2.11% 1.94% 1.58% 0.65% PPNR return on average assets (2) 1.86% 1.81% 2.01% 2.22% 2.22% (1) Annualized net earnings (loss) divided by average assets (2) Annualized PPNR divided by average asets Three Months Ended Non - GAAP Measurements The table below presents reconciliations of certain GAAP to non - GAAP financial measures. PPNR represents pre - provision, pre - tax net revenues and excludes goodwill impairment.

Bank Holding Companies and Banks in the KRX Index

Total Assets (*in billions*)

1	Popular, Inc.	BPOP	$ 72.657	26	First Hawaiian, Inc.	FHB	$ 24.246
2	East West Bancorp Inc.	EWBC	$ 59.855	27	Old National Bancorp	ONB	$ 23.676
3	Synovus Financial Corp.	SNV	$ 54.939	28	Simmons First National Corporation	SFNC	$ 23.423
4	Western Alliance Bancorporation	WAL	$ 49.069	29	Bank of Hawaii Corporation	BOH	$ 22.672
5	Wintrust Financial Corporation	WTFC	$ 46.738	30	Ameris Bancorp	ABCB	$ 21.887
6	Cullen/Frost Bankers, Inc.	CFR	$ 46.698	31	First Bancorp	FBP	$ 21.370
7	Valley National Bancorp	VLY	$ 41.274	32	Pacific Premier Bancorp, Inc.	PPBI	$ 20.529
8	South State Corporation	SSB	$ 40.376	33	Glacier Bancorp, Inc.	GBCI	$ 20.488
9	F.N.B. Corporation	FNB	$ 38.406	34	Washington Federal, Inc.	WAFD	$ 19.650
10	UMB Financial Corporation	UMBF	$ 36.619	35	Cathay General Bancorp	CATY	$ 19.348
11	Prosperity Bancshares, Inc.	PB	$ 36.100	36	United Community Banks, Inc.	UCBI	$ 18.896
12	BankUnited, Inc.	BKU	$ 35.700	37	Columbia Banking Systems, Inc.	COLB	$ 18.013
13	Pinnacle Financial Partners, Inc.	PNFP	$ 35.412	38	Home Bancshares, Inc.	HOMB	$ 17.627
14	Texas Capital Bankshares, Inc.	TCBI	$ 35.229	39	Hope Bancorp, Inc.	HOPE	$ 17.470
15	Hancock Whitney Corporation	HWC	$ 35.099	40	Trustmark Corporation	TRMK	$ 17.098
16	**PacWest Bancorp**	**PACW**	**$ 34.868**	41	Eastern Bankshares, Inc.	EBC	$ 17.047
17	Associated Banc-Corp	ASB	$ 34.153	42	First Financial Bancorp	FFBC	$ 16.038
18	Commerce Bankshares, Inc.	CBSH	$ 33.856	43	CVB Financial Corp.	CVBF	$ 15.539
19	Webster Financial Corporation	WBS	$ 33.754	44	WSFS Financial Corporation	WSFS	$ 15.149
20	Umpqua Holdings Corporation	UMPQ	$ 30.285	45	Community Bank Systems, Inc.	CBU	$ 14.801
21	BancorpSouth Bank	BXS	$ 27.612	46	Independent Bank Corp.	INDB	$ 14.194
22	United Bankshares, Inc.	UBSI	$ 27.191	47	Provident Financial Services, Inc.	PFS	$ 13.217
23	Investors Bancorp	ISBC	$ 26.802	48	First Financial Bankshares, Inc.	FFIN	$ 12.329
24	Bank OZK	OZK	$ 26.606	49	First Commonwealth Financial Corporation	FCF	$ 9.402
25	Fulton Financial Corporation	FULT	$ 26.080	50	Brookline Bancorp, Inc.	BRKL	$ 8.462

Source: S&P Global Market Intelligence. Total assets as of June 30, 2021.
Banks in the KRX Index as of September 30, 2021.

PacWest Bancorp

Third Quarter 2021 | PACW | p. 29

Third Quarter 2021 | PACW | p. 30 This communication contains certain forward - looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about future financial and operational results, expectations, or intentions are forward - looking statements. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. The ongoing COVID - 19 pandemic has adversely affected PacWest Bancorp, its employees, customers and third - party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity and prospects is uncertain. The risks from the COVID - 19 pandemic have decreased as the pandemic subsides, however, new variants may continue to impact key macro - economic indicators such as unemployment and GDP and may have a material impact on our allowance for credit losses and related provision for credit losses. Continued deterioration in general business and economic conditions could adversely affect PacWest Bancorp’s revenues and the values of its assets and liabilities, including goodwill, lead to a tightening of credit and increase stock price volatility. In addition, PacWest Bancorp’s results could be adversely affected by changes in interest rates, sustained high unemployment rates, deterioration in the credit quality of its loan portfolio or in the value of the collateral securing those loans, deterioration in the value of its investment securities and legal and regulatory developments. Actual results may differ materially from those set forth or implied in the forward - looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Forward - Looking Statements